UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2008

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street	19107
Philadelphia, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)

215-238-3000

Registrant’s telephone, including area code:

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Base Salaries

On November 11, 2008, the Compensation and Human Resources Committee of the Board of Directors of ARAMARK Holdings Corporation (“Holdings”) , the ultimate parent company of ARAMARK Corporation (the “Company), approved increases to the annual base salaries, effective January 1, 2009, for the following members of the Management Committee, which include the Named Executive Officers of the Company other than Mr. Neubauer. The increased salaries of such members are as follows:

Named Executive Officer	2009 Base Salary
L. Frederick Sutherland	$710,000
Andrew C. Kerin	$690,000
Bart J. Colli	$630,000
Lynn B. McKee	$575,000
Ravi Saligram	$590,000
Thomas J. Vozzo	$575,000

Schedule 1 to Non Qualified Stock Option Agreements

Stock options granted under the Holdings 2007 Management Stock Incentive Plan have been, and will in the future be, awarded pursuant to a Non-Qualified Stock Option Agreement with Holdings (the “Option Agreement”). On November 12, 2008, the Board of Directors of Holdings approved revised Schedules 1 to the outstanding Option Agreements that modified the EBIT targets contained therein, as well as a new form of Schedule 1 to the form of Option Agreement that includes the adjusted targets. The performance targets are not a prediction of how the Company will perform during the fiscal years 2009 through 2012. The Company is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of these performance targets, and you are cautioned not to rely on these performance targets as a prediction of the Company’s future performance. Copies of the revised Schedules 1 to the outstanding Option Agreements are attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the form of Schedule 1 to the Form of Option Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The form of Non Qualified Stock Option Agreement was filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 16, 2007.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description
10.1	Schedules 1 to Outstanding Non Qualified Stock Option Agreements

10.2	Form of Schedule 1 to Form of Non Qualified Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2008	ARAMARK CORPORATION

	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Number	Description
10.1	Schedules 1 to Outstanding Non Qualified Stock Option Agreements

10.2	Form of Schedule 1 to Form of Non Qualified Stock Option Agreement